SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2007

Banner Corporation
(Exact name of registrant as specified in its charter)

Washington	0-26584	91-1691604
State or other jurisdiction	Commission	(I.R.S. Employer
of incorporation	File Number	Identification No.)

10 S. First Avenue, Walla Walla, Washington		99362
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code) (509) 527-3636

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

        On June 27, 2007, Banner Corporation, a Washington corporation ("Banner"), and its financial institution subsidiary, Banner Bank, entered into an Agreement and Plan of Merger (the "Merger Agreement") with NCW Community Bank, a Washington state chartered commercial bank. Under the terms of the Merger Agreement, NCW Community Bank will be merged with and into Banner Bank, with Banner Bank being the surviving institution.

        Under the terms of the Merger Agreement, which has been unanimously approved by the Boards of Directors of Banner, Banner Bank and NCW Community Bank, each share of NCW Community Bank common stock will be converted into 0.7425 shares of Banner common stock and $14.19 in cash, subject to certain conditions and assuming all outstanding NCW Community Bank stock options are exercised prior to the closing of the transaction. The transaction, which is valued at approximately $18.5 million, is expected to close in the fourth quarter of 2007, pending NCW Community Bank shareholder and regulatory approval and the satisfaction of other customary closing conditions. All of the directors and certain officers of NCW Community Bank have entered into voting agreements pursuant to which they have agreed to vote their shares in favor of the transaction

        Attached as Exhibit 99.1 and incorporated herein by reference, is a copy of the joint press release issued by Banner on June 28, 2007, announcing the signing of the merger agreement.

Additional Information and Where to Find it

        Banner intends to file with the Securities and Exchange Commission a registration statement on Form S-4, and NCW Community Bank expects to mail a proxy statement/prospectus to its security holders, containing information about the transaction. Investors and security holders of Banner and NCW Community Bank are urged to read the proxy statement/prospectus and other relevant materials when they become available because they will contain important information about Banner, NCW Community Bank and the proposed merger. In addition to the registration statement to be filed by Banner and the proxy statement/prospectus to be mailed to the security holders of NCW Community Bank, Banner files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents (when they become available) and any other documents filed with the Securities and Exchange Commission at its website at www.sec.gov. The documents filed by Banner may also be obtained free of charge from Banner by requesting them in writing at Banner Corporation, 10 South First Avenue, Walla Walla, WA 99362, or by telephone at (509) 527-3636. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by Banner on its website at www.bannerbank.com.

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Forward-looking Statements

        This Form 8-K and the exhibit hereto may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning future performance, developments or events, expectations for earnings, growth and market forecasts, and other guidance on future periods (including, among others, statements regarding the benefits of the acquisition of NCW Community Bank by Banner), which forward-looking statements are subject to a number of risks and uncertainties that are beyond Banner's control and might cause actual results to differ materially from stated objectives. These factors include but are not limited to: competition in the financial services market for both deposits and loans as well as regional and general economic conditions; and Banner's ability to successfully complete consolidation and conversion activities, incorporate acquisitions into its operations, retain key employees, increase its customer base, achieve cost savings and successfully generate commercial, consumer and real estate loans. Additional factors that may affect future results are contained in Banner filings with the Securities and Exchange Commission ("SEC"), which are available at the SEC web site http://www.sec.gov, including in Banner Annual Report on Form 10-K for the year ended December 31, 2006, under the heading "Risk Factors." Banner undertakes no responsibility to update or revise any forward-looking statements.

Item 9.01 Financial Statements and Exhibits

            (d)         Exhibits

            99.1       Press Release dated June 28, 2007.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANNER CORPORATION

Date: June 28, 2007	By: /s/D. Michael Jones
D. Michael Jones
President and Chief Executive Officer

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Exhibit 99.1

Press Release dated June 28, 2007

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Contact: D. Michael Jones,
President and CEO
BANNER CORPORATION	Lloyd W. Baker, CFO
(509) 527-3636

News Release

BANNER CORPORATION SIGNS DEFINITIVE AGREEMENT
TO ACQUIRE NCW COMMUNITY BANK OF WENATCHEE, WASHINGTON

Walla Walla, WA - June 28, 2007 - Banner Corporation (NASDAQ: BANR), the parent company of Banner Bank, today announced the signing of a definitive merger agreement with NCW Community Bank, Wenatchee, Washington, in a stock and cash transaction valued at approximately $18.5 million. In connection with the transaction, NCW Community Bank will merge into Banner Bank. The merger will significantly expand Banner's presence in the North Central Washington area.

Founded in 1999, NCW Community Bank is a state-chartered commercial community bank with $90 million in assets, $81 million in loans, $78 million in deposits and shareholders' equity of $9 million at March 31, 2007. With one branch in Wenatchee and one under construction in East Wenatchee, the Bank specializes in meeting the financial needs of individuals and small and mid-sized businesses in its local market.

"The officers, employees and board members of NCW Community Bank have created a vibrant community bank with a reputation for high quality service and strong community involvement in its market area," said D. Michael Jones, President and Chief Executive Officer of Banner Corporation. "Partnering with NCW Community Bank expands and strengthens our presence in North Central Washington. The Wenatchee area has experienced robust economic growth over the last several years with strong population growth and increasing median household income. The merger provides us with the opportunity to consolidate locations while strengthening our market penetration and allows us to serve a larger customer base with a full range of products and additional experienced staff. Combined, NCW Community Bank and Banner Bank will hold the number two market share position in the greater Wenatchee area. We believe that a combination of NCW Community Bank and Banner Bank will be a positive step for each bank's customers, employees and shareholders."

"We are very pleased to be joining the Banner team, which brings financial strength, additional management experience and new technological capabilities to our organization," stated Melvin J. Hansen, President and Chief Executive Officer of NCW Community Bank. "Banner practices the same philosophy of providing outstanding customer service with competitive products and quality employees that has made NCW Community Bank so successful. We look forward to offering a broader range of services to our customers, increased lending limits, and expanded branch and ATM networks. Partnering with Banner Bank provides us with the resources for further growth and diversification in the North Central Washington market and allows immediate regional banking access for our customers through Banner's expanded Northwest presence. Both banks have histories of active community involvement and I am confident our employees and customers will feel very comfortable in joining with Banner."

"Given NCW Community Bank's experienced staff, low-cost deposit structure and strong customer base, we anticipate very positive results from the merger," said Jones. "We expect this acquisition to modestly add to Banner's net income and earnings per share during the first year following acquisition and to provide further earnings accretion in subsequent years. Banner Bank currently has two branches in the Wenatchee area. We view this transaction as an excellent opportunity to serve more fully an important economic region of the state."

 Subject to the terms of the definitive agreement and assuming all outstanding NCW Community Bank options are exercised, NCW Community Bank shareholders will receive 0.7425 shares of Banner Corporation common stock and $14.19 in cash for each NCW Community Bank share. The acquisition, which has been approved by the Boards of Directors of both companies, is subject to, among other contingencies, approval by regulators and NCW Community Bank shareholders. The transaction is expected to close during the fourth quarter of 2007.

Banner Corporation, with $4.2 billion in assets, is the parent company of Banner Bank, a commercial bank that operates a total of 77 branch offices and 13 loan offices in 27 counties in Washington, Oregon and Idaho. It is also the parent of Islanders Bank which operates three branch offices in Washington's San Juan Islands. Banner Bank serves the Pacific Northwest region with a full range of deposit services and business, commercial real estate, construction, residential, agricultural and consumer loans. Visit Banner Bank on the Web at www.bannerbank.com.

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BANR Acquisition
June 28, 2007

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Banner Corporation intends to file with the Securities and Exchange Commission a registration statement on Form S-4, and NCW Community Bank expects to mail a proxy statement/prospectus to its security holders, containing information about the transaction. Investors and security holders of Banner Corporation and NCW Community Bank are urged to read the proxy statement/prospectus and other relevant materials when they become available because they will contain important information about Banner Corporation, NCW Community Bank and the proposed merger. In addition to the registration statement to be filed by Banner Corporation and the proxy statement/prospectus to be mailed to the security holders of NCW Community Bank, Banner Corporation files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. Investors and security holders may obtain a free copy of the proxy statement/prospectus and other relevant documents (when they become available) and any other documents filed with the Securities and Exchange Commission at its website at www.sec.gov. The documents filed by Banner Corporation may also be obtained free of charge from Banner Corporation by requesting them in writing at Banner Corporation, 10 South First Avenue, Walla Walla, WA 99362, or by telephone at (509) 527-3636. In addition, investors and security holders may access copies of the documents filed with the Securities and Exchange Commission by Banner Corporation on its website at www.bannerbank.com.

The directors, executive officers, and certain other members of management and employees of NCW Community Bank are participants in the solicitation of proxies in favor of the merger from the shareholders of NCW Community Bank. Information about the directors and executive officers of NCW Community Bank will be included in the proxy statement/prospectus. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning future performance, developments or events, expectations for earnings, growth and market forecasts, and other guidance on future periods (including, among others, statements regarding the benefits of the acquisition of NCW Community Bank by Banner), which forward-looking statements are subject to a number of risks and uncertainties that are beyond the Company's control and might cause actual results to differ materially from stated objectives. These factors include but are not limited to: competition in the financial services market for both deposits and loans as well as regional and general economic conditions; and Banner's ability to successfully complete consolidation and conversion activities, incorporate acquisitions into its operations, retain key employees, increase its customer base, achieve cost savings and successfully generate commercial, consumer and real estate loans. Additional factors that may affect future results are contained in Banner's filings with the SEC, which are available at the SEC's web site http://www.sec.gov, including in Banner's Annual Report on Form 10-K for the year ended December 31, 2006, under the heading "Risk Factors."  Banner undertakes no responsibility to update or revise any forward-looking statements.

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